UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2007

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

            Delaware                     1-5740            95-2039518
  (State or other jurisdiction        (Commission       (I.R.S. Employer
of incorporation or organization)     File Number)      Identification No.)

       15660 North Dallas Parkway Suite 850
                   Dallas, Texas                                      75248
       (Address of principal executive offices)                      (Zip Code)

                                 (972) 385-2810
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On July 19, 2007, the Board of Directors of Diodes Incorporated (the "Company") approved an amendment to the Bylaws of the Company to allow the Company to issue uncertificated shares. The ability to issue uncertificated shares enables the Company to participate, if necessary, in the Direct Registration Program that is being adopted by certain stock exchanges including The Nasdaq Stock Market LLC. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

      A copy of the Company's amended bylaws is attached as Exhibit 3.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

    Exhibit            Description
    Number

      3.1   Amended Bylaws of Diodes Incorporated

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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DIODES INCORPORATED


Date: July 19, 2007                     By  /s/ Carl C. Wertz
                                           -------------------------------------
                                           Carl C. Wertz,
                                           Chief Financial Officer

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

                                  EXHIBIT INDEX
                                  -------------

    Exhibit            Description
    Number

      3.1   Amended Bylaws of Diodes Incorporated



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